UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2005

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2005, Chubb posted on its web site at www.chubb.com reclassifications of its property and casualty underwriting results for the second, third and fourth quarters of 2004. The reclassifications, attached to this 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, conform the presentation of these previously announced results to the new reporting format adopted by Chubb in presenting its 2005 first quarter results. In these reclassifications, Chubb presents its results of operations in the manner that it believes is most meaningful to investors, which, as described in these documents, includes certain measures that are not based on accounting principles generally accepted in the United States. Exhibits 99.1, 99.2 and 99.3 are incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 8.01. Other Events.

The Annual Meeting of Shareholders of The Chubb Corporation (Corporation) was held on April 26, 2005. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. Each of the director nominees proposed by the Corporation’s board of directors, having received a plurality of the votes cast at the meeting, was elected to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

		VOTES AGAINST OR
DIRECTOR	VOTES FOR	WITHHELD
Zoë Baird	168,973,332	3,401,304
Sheila P. Burke	160,183,166	12,191,470
James I. Cash, Jr.	169,416,517	2,958,119
Joel J. Cohen	167,978,832	4,395,804
James M. Cornelius	168,716,577	3,658,059
John D. Finnegan	168,546,904	3,827,732
Klaus J. Mangold	169,410,905	2,963,731
Sir David G. Scholey, CBE	165,144,285	7,230,351
Raymond G.H. Seitz	168,609,442	3,765,194
Lawrence M. Small	158,254,079	14,120,557
Daniel E. Somers	169,180,536	3,194,100
Karen Hastie Williams	163,362,373	9,012,263
Alfred W. Zollar	169,246,422	3,128,214

Appointment of Ernst & Young LLP as Independent Auditor. The appointment of Ernst & Young LLP as independent auditor was ratified, having received the affirmative vote of more than a majority of the votes cast. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NO VOTE
168,445,989	2,944,287	984,360	—

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Reclassification of Property and Casualty Underwriting Results for the Second Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Reclassification of Property and Casualty Underwriting Results for the Third Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)
99.3	Reclassification of Property and Casualty Underwriting Results for the Fourth Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: April 27, 2005	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED APRIL 26, 2005

Exhibit No.	Description

99.1	Reclassification of Property and Casualty Underwriting Results for the Second Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Reclassification of Property and Casualty Underwriting Results for the Third Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)
99.3	Reclassification of Property and Casualty Underwriting Results for the Fourth Quarter of 2004 (furnished pursuant to Item 2.02 of Form 8-K)